UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2016

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ecolab’s Annual Meeting of Stockholders was held on May 5, 2016.  A copy of the News Release issued by Ecolab in connection with this report under Item 5.07 is attached as Exhibit (99.1).

At the close of business on March 8, 2016, the record date of the Annual Meeting, the Company had 293,636,755 shares of common stock issued and outstanding. At the Annual Meeting, 89% of the issued and outstanding shares of the Company’s common stock were represented in person or by proxy which constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The first proposal voted upon was the election of 15 Directors for a one-year term ending at the annual meeting in 2017. The 15 persons nominated by the Company’s Board of Directors received the following votes and were elected:

	For	Against	Abstain	Broker Non-Votes
Douglas M. Baker, Jr.	227,635,927	10,828,756	2,566,577	21,103,210
Barbara J. Beck	236,357,288	4,188,640	485,332	21,103,210
Leslie S. Biller	234,154,667	6,362,905	513,688	21,103,210
Carl M. Casale	235,836,807	4,753,129	441,324	21,103,210
Stephen I. Chazen	239,231,689	1,280,017	519,554	21,103,210
Jeffrey M. Ettinger	234,885,476	5,690,028	455,756	21,103,210
Jerry A. Grundhofer	232,403,371	8,192,226	435,663	21,103,210
Arthur J. Higgins	235,832,287	4,422,789	776,184	21,103,210
Michael Larson	233,157,194	7,440,399	433,667	21,103,210
Jerry W. Levin	219,120,235	21,444,420	466,605	21,103,210
David W. MacLennan	237,799,744	2,763,776	467,740	21,103,210
Tracy B. McKibben	239,772,910	786,548	471,802	21,103,210
Victoria J. Reich	239,866,720	711,796	452,744	21,103,210
Suzanne M. Vautrinot	239,851,695	726,000	453,565	21,103,210
John J. Zillmer	234,439,943	6,036,765	554,552	21,103,210

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
257,887,898	3,732,993	513,579	0

The third proposal was to approve an amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deffered Compensation Plan. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
232,336,465	8,060,696	634,099	21,103,210

The fourth proposal was an advisory vote to approve the compensation of the executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
230,417,918	7,571,180	3,042,162	21,103,210

The fifth proposal was a stockholder proposal regarding proxy access. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non-Votes
67,612,117	171,555,798	1,863,345	21,103,210

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)Ecolab Inc. News Release dated May 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 6, 2016	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99.1)	Ecolab Inc. News Release dated May 5, 2016.	Filed herewith electronically.